Exhibit 10.5


                      SECOND AMENDMENT TO CREDIT AGREEMENT

         This SECOND AMENDMENT TO CREDIT AGREEMENT (this "Amendment") is entered into as of March 22, 2001, by and among Network Commerce Inc., a Washington corporation ("Borrower"), the financial institutions named on the signature pages hereof (each, a "Lender" and collectively the "Lenders"), and Imperial Bank, as Agent for the Lenders ("Agent"), with reference to the following facts:

     A. Borrower, Agent, and Lenders are parties to that certain Credit Agreement dated as of May 19, 2000, as amended (the "Credit Agreement").

     B. The Borrower has asked the Lenders to amend certain provisions of the Loan Documents, and the Lenders have agreed, all on the terms set forth herein.

     NOW, THEREFORE, in consideration of the promises and the agreements, provisions and covenants herein contained, the parties hereto agree as follows:

     1. Defined Terms. Capitalized terms not otherwise defined herein shall have the same meanings as set forth in the Loan Documents.

     2. Cash Collateral. Borrower shall establish and maintain with the Agent a money market account or other deposit account (the "Collateral Account"), for the purpose of securing all indebtedness and obligations owing by Borrower to Lenders. Borrower hereby grants to Agent, for the benefit of Agent and Lenders, as additional security for the purpose of securing all indebtedness and obligations owing by Borrower to Lenders, a valid, first priority security interest in the Collateral Account, together with all proceeds and substitutions of any thereof, all interest paid thereon, and all other cash and noncash proceeds of the foregoing. The minimum principal amount of the Collateral Account during the term of the Credit Agreement shall be at all times equal to or greater than the sum of all outstanding Loans and any other indebtedness or obligations owing by Borrower to Lenders under the Loan Documents or otherwise. Borrower acknowledges that Agent shall place a "hold" on the Collateral Account. Borrower hereby authorizes the Agent to charge the Collateral Account in order to cause timely payment to be made to the Agent of all principal, interest, fees and expenses due under the Loan Documents. Notwithstanding termination of the Loan Documents, Agent's lien on the Collateral shall remain in effect for so long as any indebtedness or obligations owed by Borrower to Lenders are outstanding.

     3. Amendments to Credit Agreement. The Credit Agreement is hereby amended as follows:

     (a) The following defined terms in Section 1.1 are amended in their entirety to read as follows:

     "Consolidated Quick Assets:" At any date of determination, the sum of (i) unrestricted cash and unrestricted cash equivalents of the Borrower and its consolidated Subsidiaries, plus (ii) any restricted cash held by the Agent as security for the indebtedness and obligations owing hereunder, plus (iii) Eligible Accounts, determined on a consolidated basis in accordance with GAAP.

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     (b) The  following  new defined  term is added to Section 1.1 in its proper alphabetical order, which shall read as follows:

     "Consolidated Gross Revenue:" For any period, the dollar amount of gross revenue of the Borrower and its consolidated Subsidiaries during such period on a consolidated basis in accordance with GAAP.

     (c) Section 6.2(a) is amended to read as follows:

     (a) Adjusted Quick Ratio. Permit the ratio of Consolidated Quick Assets to Consolidated Current Liabilities at any time to be less than 1.0 to 1.0.

     (d) Section 6.2(b) is amended to read as follows:

     (b) Consolidated Tangible Net Worth. Permit Consolidated Tangible Net Worth at any time to be less than $30,000,000.

     (e) A new Section 6.2(w) is added to the Credit Agreement, immediately following Section 6.2(v), which shall read as follows:

     (w) Consolidated Gross Revenue. Permit Consolidated Gross Revenue to be less than (a) $13,000,000 for the fiscal quarter ended March 31, 2001; (b) $15,500,000 for the fiscal quarter ended June 30, 2001; (c) $19,500,000 for the fiscal quarter ended September 30, 2001; or (d) $23,000,000 for the fiscal quarter ended December 31, 2001. On or before November 30, 2001, Borrower shall deliver to the Agent a revenue forecast for Borrower's 2002 fiscal year. On or before December 31, 2001, Borrower and Lenders shall meet and agree upon minimum Consolidated Gross Revenue levels to be achieved by Borrower during the 2002 fiscal year.

     (f) Exhibit C is replaced with Exhibit C hereto.

     4. Conditions to Effectiveness.

     This Amendment shall become effective as of March 22, 2001 (the "Effective Date"), only upon:

     (a) receipt by the Agent of the following (each of which shall be in form and substance satisfactory to the Agent and its counsel):

     (i) counterparts of this Amendment duly executed on behalf of the Borrower, the Agent and the Lenders;

     (ii) copies of resolutions of the Board of Directors or other authorizing documents of the Borrower, authorizing the execution and delivery of this Amendment;

     (b) Borrower shall have established with the Agent and funded the Collateral Account; and

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     (c)  completion  of  such  other  matters,   and  delivery  of  such  other
agreements, documents and certificates as the Agent may reasonably request.

     5. No Borrowings. From and after the effective date of this Amendment, the Borrower shall not request or receive any additional Loans.

     6. Representations and Warranties. In order to induce the Lenders to enter into this Amendment, the Borrower represents and warrants to the Lenders that the following statements are true, correct and complete as of the effective date of this Amendment:

     (a) Corporate Power and Authority. The Borrower has all requisite corporate power and authority to enter into this Amendment and to carry out the transactions contemplated by, and perform its obligations under, the Credit Agreement as amended by this Amendment (the "Amended Agreement"). The Articles of Incorporation and Bylaws of the Borrower have not been amended since the copies previously delivered to the Lenders.

     (b) Authorization of Agreements. The execution and delivery of this Amendment and the performance by the Borrower of the Amended Agreement have been duly authorized by all necessary corporate action on the part of the Borrower.

     (c) No Conflict. The execution and delivery by the Borrower of this Amendment do not and will not contravene (i) any law or any governmental rule or regulation applicable to the Borrower, (ii) the Articles of Incorporation or Bylaws of the Borrower, (iii) any order, judgment or decree of any court or other agency of government binding on the Borrower, or (iv) any material agreement or instrument binding on the Borrower.

     (d) Governmental Consents. The execution and delivery by the Borrower of this Amendment and the performance by the Borrower of the Amended Agreement do not and will not require any registration with, consent or approval of, or notice to, or other action to, with or by, any federal, state or other governmental authority or regulatory body.

     (e) Binding Obligation. This Amendment and the Amended Agreement have been duly executed and delivered by the Borrower and are the binding obligations of the Borrower, enforceable against the Borrower in accordance with their respective terms, except in each case as such enforceability may be limited by bankruptcy, insolvency, reorganization, liquidation, moratorium or other similar laws and equitable principles relating to or affecting creditors' rights.

     (f) Incorporation of Representations and Warranties From Credit Agreement. The representations and warranties contained in Section 5.1 of the Credit Agreement are correct on and as of the effective date of this Amendment as though made on and as of such date.

     (g) Absence of Default. No event has occurred and is continuing or will result from the consummation of the transactions contemplated by this Amendment that would constitute an Event of Default or a Potential Event of Default.

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     7. Miscellaneous.

     (a) Reference to and Effect on the Credit Agreement and the Other Loan Documents.

     (i) On and after the Effective Date, each reference in the Credit Agreement to "this Agreement," "hereunder," "hereof," "herein" or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to the "Credit Agreement," "thereunder," "thereof" or words of like import referring to the Credit Agreement, shall mean and be a reference to the Amended Agreement.

     (ii) Except as specifically amended by this Amendment, the Credit Agreement and the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.

     (iii) The execution, delivery and performance of this Amendment shall not, except as expressly provided herein, constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of the Agent or Lenders under the Credit Agreement or any of the other Loan Documents.

     (b) Fees and Expenses. All costs and expenses of the Agent and Lenders, including, but not limited to, reasonable attorneys' fees, incurred by the Agent and Lenders in the preparation and negotiation of this Amendment constitute costs and expenses in connection with the amendment and restructuring of the Loan Documents, and as such are payable by the Borrower in accordance with
Section 9.5 of the Credit Agreement.

     (c) Headings. Section and subsection headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose or be given any substantive effect.

     (d) Applicable Law. THIS AMENDMENT SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF CALIFORNIA, WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES.

     (e) Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document.

                      [REMAINDER INTENTIONALLY LEFT BLANK]

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


     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

                         BORROWER:

                         NETWORK COMMERCE INC.

                         by:            /s/Dwayne Walker

                         Title:         Chairman and CEO

                         AGENT:

                         Imperial Bank


                         By:            /s/ Rory James

                         Title:         VP

                         LENDERS:

                         IMPERIAL BANK


                         by:            /s/ Rory James

                         Title:         VP




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                                    EXHIBIT C
                        [FORM OF COMPLIANCE CERTIFICATE]
                             COMPLIANCE CERTIFICATE

     1. This Compliance Certificate ("Compliance Certificate") is executed and delivered by Network Commerce Inc., a Washington corporation (the "Borrower") to Imperial Bank (the "Agent") pursuant to Section 6.1(a)(iv)(B) of the Credit Agreement dated as of May 19, 2000 among the Borrower, the financial institutions named therein and the Agent. Any terms used herein and not defined herein shall have the meanings defined in the Credit Agreement. This Compliance Certificate covers the Borrower's:

                  Calendar month ended _________, ____
                  Fiscal quarter ended _________, ____
                  Fiscal year ended ________, ____


     2. The following paragraphs set forth calculations in compliance with obligations pursuant to Section 6.2(a), (b), and (w) of the Credit Agreement, as of the end of the fiscal period set forth in paragraph 1 hereof.

 A. Adjusted Quick Ratio (Sec. 6.2(a)):

    (a)      Consolidated Quick Assets                           $ ___________

    (b)      Consolidated Current Liabilities                    $ ___________

    Ratio (a) : (b)                                              ____________

    Minimum Permitted Ratio                                      1.0 to 1.0

 B. Consolidated Tangible Net Worth (Sec. 6.2(b)):

    Minimum required Consolidated Tangible Net Worth:
    $30,000,000

    Actual Consolidated Tangible Net Worth:                      $ ___________

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 C. Consolidated Gross Revenue (Sec. 6.2(w)):

    Consolidated Gross Revenue for the current fiscal quarter:   $ ___________

    Minimum permitted Consolidated Gross Revenue: (a)            $ ___________
    $13,000,000 for the fiscal quarter ended March 31, 2001;
    (b) $15,500,000 for the fiscal quarter ended June 30, 2001; (c) $19,500,000 for the fiscal quarter ended
    September 30, 2001; or (d) $23,000,000 for the fiscal quarter ended December 31, 2001.


     3. The undersigned has reviewed the terms of the Credit Agreement and has made, or caused to be made under his/her supervision, a review in reasonable detail of the transactions and condition of the Borrower and its Subsidiaries during the fiscal period covered by this Compliance Certificate. The undersigned does not (either as a result of such review or otherwise) have any knowledge of the existence as of the date of this Compliance Certificate of any condition or event that constitutes an Event of Default or a Potential Event of Default, with the exception set forth below in response to which the Borrower is taking or proposes to take the following actions (if none, so state):

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     4. The undersigned hereby certifies that the representations and warranties contained in the Agreement and the other Loan Documents are true and correct in all material respects on and as of the date hereof (except to the extent they relate specifically to any earlier date, in which case such representations and warranties shall continue to have been correct as of such date).

     5. This Compliance Certificate is executed on _______________, ____ by the Chief Executive Officer, Chief Financial Officer, or Controller of the Borrower. The undersigned hereby certifies that each and every matter contained herein is derived from the Borrower's books and records and is, to the best knowledge of the undersigned, true and correct.

                                    NETWORK COMMERCE INC.,
                                    a Washington corporation


                                    By:

                                    Title:


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                             AFFIRMATION OF GUARANTY

     The undersigned Guarantors hereby acknowledge and agree to the terms of the foregoing Second Amendment to Credit Agreement (the "Amendment"), and further acknowledge and agree that nothing contained in the Amendment in any way affects the validity and enforceability of that certain Subsidiary Guaranty (the "Guaranty") dated as of May 19, 2000, executed by each of the undersigned Guarantors in favor of Lenders, the validity and effectiveness of which Guaranty is hereby reaffirmed as of the Effective Date of the Amendment.

                     CORTIX INC.


                     by:  /s/ Dwayne Walker
                              Name:  Dwayne Walker
                              Title: President

                     FREEMERCHANT.COM, INC.


                     by:  /s/ Dwayne Walker
                              Name:  Dwayne Walker
                              Title: CEO

                     UBARTER.COM, INC. (F/K/A/ SHAMU ACQUISITION, INC.)


                     by:  /s/ Dwayne Walker
                              Name:  Dwayne Walker
                              Title: CEO

                     NETWORK COMMERCE EBUSINESS SERVICES INC. (F/K/A/ SHOPNOW EBUSINESS SOLUTIONS, INC.)

                    by:  /s/ Dwayne Walker
                              Name:  Dwayne Walker
                              Title: CEO


                     SPEEDYCLICK, CORP.


                     by:  /s/ Dwayne Walker
                              Name:  Dwayne Walker
                              Title: President


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                     WEBCENTRIC, INC.


                     by:  /s/ Dwayne Walker
                              Name:  Dwayne Walker
                              Title: President














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